CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

Fourth Quarter 2009
- Net Revenues of $252.1 million –
- EBITDA of $ 44.1 million –

Full Year 2009
- Net Revenues of $714.0 million -
- EBITDA of $74.9 million -

HAMILTON, BERMUDA, February 24, 2010 – Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the fourth quarter and full-year ended December 31, 2009.

Net revenues for the fourth quarter of 2009 decreased 14% to $252.1 million, compared to the fourth quarter of 2008. EBITDA for the quarter decreased 45% to $44.1 million.  Operating income for the quarter increased $302.2 million to $23.0 million. Net loss attributable to the shareholders of CME for the quarter was $(55.3) million compared to $(328.1) million for the three months ended December 31, 2008.  Fully diluted loss per share for the three months ended December 31, 2009 decreased $6.86 to $(0.89).

Net revenues for the year ended December 31, 2009 decreased 30% to $714.0 million, compared to the year ended December 31, 2008. EBITDA for the year decreased 75% to $74.9 million.  Operating loss decreased $44.6 million from $(127.8) million to $(83.2) million.  The operating loss in 2009 includes an impairment charge of $81.8 million relating to the Company’s Bulgarian operations. Net loss attributable to the shareholders of CME for the year was $(97.2) million compared to $(269.5) million for the year ended December 31, 2008.  Fully diluted loss per share for the year ended December 31, 2009 decreased $4.58 to $(1.79).

Adrian Sarbu, President and Chief Executive Officer of CME, commented: “An unprecedented economic crisis in our region reset TV ad spending 30% below 2008. US$ 800m of TV ad spend vanished in one year, dramatically reducing our revenues. In this difficult environment we strengthened our operations by maintaining audience share leadership, increasing market share and redefining ourselves as a vertically integrated media company. We are making the necessary corrections to our portfolio to achieve positive EBITDA in all our operations in 2010. This year we will focus our energy on increasing profitability across our three new divisions – broadcasting, internet and content.”

- continued -

Consolidated Results for the Three Months Ended December 31, 2009

Consolidated net revenues for the three months ended December 31, 2009 decreased by 14% to $252.1 million from $291.5 million for the three months ended December 31, 2008.  Operating income for the quarter was $23.0 million compared to a loss of $(279.2) million for the three months ended December 31, 2008.  Net loss attributable to the shareholders of CME for the quarter was $(55.3) million compared to $(328.1) million for the three months ended December 31, 2008.  Fully diluted loss per share for the three months ended December 31, 2009 decreased $6.86 to $(0.89).

EBITDA1 for the three months ended December 31, 2009 decreased to $44.1 million from $79.8 million in the three months ended December 31, 2008. EBITDA margin for the three months ended December 31, 2009 was 18% compared to 27% in the three months ended December 31, 2008.

Headline Consolidated Results for the three months ended December 31, 2009 and 2008 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Three Months Ended December 31, 2009 (US $000’s)
	2009	2008	$ change	% change
Net revenues	$252,090	$291,501	$(39,411)	(14)%
EBITDA	$44,126	$79,773	$(35,647)	(45)%
Operating income / (loss)	$23,049	$(279,169)	$302,220	108%
Net loss attributable to CME	$(55,250)	$(328,127)	$272,877	83%
Fully diluted loss per share	$(0.89)	$(7.75)	$6.86	89%

Consolidated Results for the Year Ended December 31, 2009

Consolidated net revenues for the year ended December 31, 2009 decreased by 30% to $714.0 million from $1,019.9 million for the year ended December 31, 2008.  Operating loss for the year was $(83.2) million compared to $(127.8) million for the year ended December 31, 2008.  Net loss attributable to the shareholders of CMEfor the year was $(97.2) million compared to $(269.5) million for the year ended December 31, 2008.  Fully diluted loss per share for the year ended December 31, 2009 decreased $4.58 to $(1.79).

EBITDA for the year ended December 31, 2009 decreased to $74.9 million from $296.9 million in the year ended December 31, 2008. EBITDA margin for the year ended December 31, 2009 was 10% compared to 29% in the year ended December 31, 2008.

1 EBITDA is defined in ‘Segment Data’ below, and includes corporate operating costs and stock-based compensation. We define EBITDA margin as EBITDA expressed as a percentage of net revenues. Consolidated EBITDA is equal to the EBITDA for each of our segments less corporate costs (which include non-cash stock-based compensation).

Headline results for the year ended December 31, 2009 and 2008 were:

	CONSOLIDATED RESULTS
	For the Year Ended December 31, (US $000’s)
	2009	2008	$ change	% change
Net revenues	$713,978	$1,019,934	$(305,956)	(30)%
EBITDA	$74,903	$296,893	$(221,990)	(75)%
Operating loss	$(83,180)	$(127,797)	$44,617	35%
Net loss attributable to CME	$(97,157)	$(269,546)	$172,389	64%
Fully diluted loss per share	$(1.79)	$(6.37)	$4.58	72%

Operating Results

We evaluate the performance of our operations based on net revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

Our net revenues, Consolidated EBITDA and EBITDA margin for the three months ended December 31, 2009 and 2008 were:

	OPERATING RESULTS (Unaudited)
	For the Three Months Ended December 31, (US $000's)
	2009	2008	$ change	% change
Net revenues – Broadcast operations	$245,677	$288,898	$(43,221)	(15)%
Net revenues – Internet operations	3,577	2,603	974	37%
Net revenues – Content operations	5,396	-	5,396	-%
Eliminations	(2,560)	-	(2,560)	-%
Net revenues	$252,090	$291,501	$(39,411)	(14)%
EBITDA –Broadcast operations	$61,532	$96,137	$(34,605)	(36)%
EBITDA – Internet operations	(2,832)	(2,548)	(284)	(11)%
EBITDA – Content operations	(266)	-	(266)	-%
EBITDA – Corporate	(13,975)	(13,816)	(159)	(1)%
Eliminations	(333)	-	(333)	-%
Consolidated EBITDA	$44,126	$79,773	$(35,647)	(45)%
EBITDA Margin	18%	27%

Our net revenues, Consolidated EBITDA and EBITDA margin for the year ended December 31, 2009 and 2008 were:

	OPERATING RESULTS (Unaudited)
	For the Year Ended December 31, (US $000's)
	2009	2008	$ change	% change
Net revenues – Broadcast operations	$701,024	$1,010,403	$(309,379)	(31)%
Net revenues – Internet operations	10,118	9,531	587	6%
Net revenues – Content operations	5,396	-	5,396	-%
Eliminations	(2,560)	-	(2,560)	-%
Net revenues	$713,978	$1,019,934	$(305,956)	(30)%
EBITDA –Broadcast operations	$123,424	$354,388	$(230,964)	(65)%
EBITDA – Internet operations	(9,771)	(8,708)	(1,063)	(12)%
EBITDA – Content operations	(266)	-	(266)	-%
EBITDA – Corporate	(38,151)	(48,787)	10,636	22%
Eliminations	(333)	-	(333)	-%
Consolidated EBITDA	$74,903	$296,893	$(221,990)	(75)%
EBITDA Margin	10%	29%

CME will host a teleconference and video webcast to discuss its fourth quarter and full year 2009 results on Wednesday, February 24, 2010 at 9 a.m. New York time (2 p.m. London and 3 p.m. Prague time). The video webcast and teleconference will refer to presentation slides which will be available on CME's Website www.cetv-net.com prior to the call.

To access the teleconference, U.S. and International callers may dial +1 785-424-1051 ten minutes prior to the start time and reference passcode: 7CETVQ4. The conference call will be video webcasted live via www.cetv-net.com.

The video webcast will be archived on www.cetv-net.com for two weeks. Additionally, a digital audio replay in MP3 format will be available for two weeks following the call on CME’s website.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in our Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on February 24, 2010. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on February 24, 2010. We make available, free of charge, on our website at www.cetv-net.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a vertically integrated media company operating leading broadcasting, internet and TV content businesses in seven Central and Eastern European countries with an aggregate population of approximately 97 million people. CME's television stations are located in Bulgaria (Pro.bg and Ring.bg), Croatia (Nova TV), Czech Republic (TV Nova, Nova Cinema, Nova Sport and MTV Czech), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, Sport.ro and MTV Romania), Slovakia (TV Markíza, Doma), Slovenia (POP TV, Kanal A and TV Pika) and Ukraine (Studio 1+1, Studio 1+1 International and Kino). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol "CETV".
###

For additional information, please visit www.cetv-net.com or contact:

Romana Tomasová,
Vice President - Corporate Communications,
Central European Media Enterprises
+420 242 465 525
romana.tomasova@cme-net.com

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)

	For the Year Ended December 31,
	2009	2008	2007
Net revenues	$713,978	$1,019,934	$838,856
Operating expenses:
Operating costs	134,095	145,210	116,859
Cost of programming	389,900	438,203	327,230
Depreciation of station property, plant and equipment	53,651	51,668	32,653
Amortization of broadcast licenses and other intangibles	21,597	35,381	24,970
Cost of revenues	599,243	670,462	501,712
Selling, general and administrative expenses	116,072	140,517	126,688
Impairment charge	81,843	336,752	-
Operating (loss) / income	(83,180)	(127,797)	210,456
Interest expense, net	(112,855)	(72,475)	(49,208)
Foreign currency exchange gain / (loss), net	82,461	(37,877)	(34,409)
Change in fair value of derivatives	1,315	6,360	(3,703)
Other income	1,521	2,620	7,891
(Loss) / income from continuing operations before tax	(110,738)	(229,169)	131,027
Credit / (provision) for income taxes	3,193	(34,525)	(20,822)
(Loss) / income from continuing operations	(107,545)	(263,694)	110,205
Discontinued operations, net of tax	(262)	(3,785)	(4,480)
Net (loss) / income	(107,807)	(267,479)	105,725
Net loss / (income) attributable to noncontrolling interests	10,650	(2,067)	(17,107)
Net (loss) / income attributable to CME	$(97,157)	$(269,546)	$88,618

PER SHARE DATA:
Net (loss) / income per share:
Continuing operations – Basic	$(1.78)	$(6.28)	$2.25
Continuing operations – Diluted	(1.78)	(6.28)	2.23
Discontinued operations – Basic	(0.01)	(0.09)	(0.11)
Discontinued operations – Diluted	(0.01)	(0.09)	(0.11)
Net (loss) / income attributable to CME – Basic	(1.79)	(6.37)	2.14
Net (loss) / income attributable to CME – Diluted	$(1.79)	$(6.37)	$2.12

Weighted average common shares used in computing per share amounts (000’s):
Basic	54,344	42,328	41,384
Diluted	54,344	42,328	41,833

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Three Months Ended December 31,
	2009	2008
Net revenues	$252,090	$291,501
Operating expenses:
Operating costs	37,321	36,978
Cost of programming	130,828	130,977
Depreciation of station property, plant and equipment	15,350	12,632
Amortization of broadcast licenses and other intangibles	5,546	9,318
Cost of revenues	189,045	189,905
Selling, general and administrative expenses	39,996	44,013
Impairment charge	-	336,752
Operating income / (loss)	23,049	(279,169)
Interest expense, net	(44,002)	(20,854)
Foreign currency exchange loss, net	(31,194)	(32,290)
Change in fair value of derivatives	5,759	20,031
Other income	1,130	1,013
Loss from continuing operations before tax	(45,258)	(311,269)
Provision for income taxes	(13,421)	(15,047)
Loss from continuing operations	(58,679)	(326,316)
Discontinued operations, net of tax	-	(1,251)
Net loss	$(58,679)	(327,567)
Net loss / (income) attributable to noncontrolling interests	3,429	(560)
Net loss attributable to CME	$(55,250)	$(328,127)

PER SHARE DATA:
Net (loss) / income per share:
Continuing operations – Basic and Diluted	$(0.89)	$(7.72)
Discontinued operations – Basic and Diluted	$0.00	$(0.03)
Net loss attributable to CME – Basic and Diluted	$(0.89)	$(7.75)

Weighted average common shares used in computing per share amounts (000’s):
Basic and Diluted	61,887	42,337

Segment Data

Until December 31, 2009, we managed our business on a geographic basis, and reviewed the performance of each segment using data that reflected 100% of operating and license company results. Our segments were comprised of Bulgaria, Croatia, the Czech Republic, Romania, the Slovak Republic, Slovenia, Ukraine and Media Pro Entertainment.  From January 1, 2010, we have divided our business into three divisions – broadcast, internet and content – and will report our performance on that basis from now on. We evaluate the performance of our segments based on net revenues and EBITDA, which is also used as a component in determining management bonuses.

EBITDA is determined as net income / (loss), which includes costs for program rights amortization costs, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in EBITDA, include foreign currency exchange gains and losses; changes in the fair value of derivatives; and certain unusual or infrequent items (e.g., impairments of assets or investments).

Below are tables showing each of our net revenues, EBITDA, depreciation, amortization and impairment and operating income / (loss) by operation for the three months and the year ended December 31, 2009 and 2008:

	For the Three Months Ended December 31		For the Year Ended December 31
	2009	2008	2009	2008
Net Revenues
Bulgaria (1)	$1,123	$801	$3,520	$1,263
Croatia	17,939	16,498	49,139	54,651
Czech Republic	94,427	105,816	275,883	376,546
Romania	55,879	77,508	176,501	274,627
Slovak Republic	39,250	44,566	107,356	132,692
Slovenia	22,969	22,305	66,710	80,697
Ukraine	17,667	24,007	32,033	99,458
Romania (Media Pro Entertainment) (2)	5,396	-	5,396	-
Total Operating Segments	$254,650	$291,501	$716,538	$1,019,934
Corporate	-	-	-	-
Elimination	(2,560)	-	(2,560)	-
Total	$252,090	$291,501	$713,978	$1,019,934

EBITDA
Bulgaria (1)	$(15,072)	$(7,084)	$(44,774)	$(10,185)
Croatia	1,585	1,033	223	(5,415)
Czech Republic	47,262	62,201	128,463	208,655
Romania	9,314	29,998	38,510	111,783
Slovak Republic	7,166	21,270	13,880	50,228
Slovenia	8,728	8,054	17,822	25,413
Ukraine	(283)	(21,883)	(40,471)	(34,799)
Romania (Media Pro Entertainment) (2)	(266)	-	(266)	-
Total Operating Segments	$58,434	$93,589	$113,387	$345,680
Corporate	(13,975)	(13,816)	(38,151)	(48,787)
Elimination	(333)	-	(333)	-
Total	$44,126	$79,773	$74,903	$296,893

(1) We acquired our Bulgaria operations on August 1, 2008.

(2) We acquired Media Pro Entertainment on December 9, 2009.

	For the Three Months Ended December 31		For the Year Ended December 31
	2009	2008	2009	2008
Depreciation, Amortization and Impairment
Bulgaria (1)	$808	$66,956	$86,084	$68,312
Croatia	1,553	1,425	5,468	6,198
Czech Republic	8,428	9,431	28,632	41,165
Romania	3,818	3,567	14,303	15,148
Slovak Republic	3,225	2,592	12,226	10,988
Slovenia	1,811	1,294	6,343	5,526
Ukraine	956	273,437	3,738	276,464
Romania (Media Pro Entertainment) (2)	297	-	297	-
Total Operating Segments	$20,896	$358,702	$157,091	$423,801
Corporate	181	240	992	889
Elimination	-	-	-	-
Total	$21,077	$358,942	$158,083	$424,690

(1) We acquired our Bulgaria operations on August 1, 2008.

(2) We acquired Media Pro Entertainment on December 9, 2009.

Operating income / (loss)
Bulgaria (1)	$(15,880)	$(74,040)	$(130,858)	$(78,497)
Croatia	32	(392)	(5,245)	(11,613)
Czech Republic	38,834	52,770	99,831	167,490
Romania	5,496	26,431	24,207	96,635
Slovak Republic	3,941	18,678	1,654	39,240
Slovenia	6,917	6,760	11,479	19,887
Ukraine	(1,239)	(295,320)	(44,209)	(311,263)
Romania (Media Pro Entertainment) (2)	(563)	-	(563)	-
Total Operating Segments	$37,538	$(265,113)	$(43,704)	$(78,121)
Corporate	(14,156)	(14,056)	(39,143)	(49,676)
Elimination	(333)	-	(333)	-
Total	$23,049	$(279,169)	$(83,180)	$(127,797)

(1) We acquired our Bulgaria operations on August 1, 2008.

(2) We acquired Media Pro Entertainment on December 9, 2009.